UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2023

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1917 Four Wheel Drive Oshkosh, Wisconsin	54902
(Address of principal executive offices)	(Zip Code)

(920) 502-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Oshkosh Corporation, a Wisconsin corporation (the “Company”), entered into a Stock and Asset Purchase Agreement, dated as of May 26, 2023 (the “Purchase Agreement”), by and among the Company, John Bean Technologies Corporation, a Delaware corporation (“Seller”), and JBT AeroTech Corporation, a Delaware corporation (the “Target”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, the Company has agreed to acquire all of the issued and outstanding shares of capital stock of the Target and certain related assets of Seller or its subsidiaries (the “Transaction”).

The aggregate purchase price for the Transaction is $800 million payable in cash, subject to certain customary adjustments. The Company expects to fund the Transaction through a combination of cash on hand and capacity under its current revolving credit agreement.

The Purchase Agreement includes certain covenants to which the respective parties are subject. Among other covenants, the parties have agreed to make an election under Section 338(h)(10) of the Internal Revenue Code in respect of the shares of the Target. Completion of the transactions contemplated by the Purchase Agreement is subject to common closing conditions for transactions of this type including, among others, the expiration or termination of the required waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain foreign direct investment approvals.

The Purchase Agreement also contains customary termination rights for each of the Company and Seller, including, among others, permitting either the Company or Seller to terminate the Purchase Agreement if the Transaction has not been consummated on or prior to November 26, 2023, subject to a two-month extension for receipt of regulatory approvals. In addition, the Purchase Agreement provides for certain indemnification rights in favor of the Company with respect to certain specified liabilities. The Company is also procuring a representations and warranties insurance policy in connection with the Transaction.

In addition, the Purchase Agreement contains customary representations and warranties that the respective parties made to each other as of the date of the Purchase Agreement or other specific dates. The assertions embodied in those representations and warranties were made for the purpose of allocating risk between the respective parties rather than establishing matters as facts and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including as set forth in confidential disclosures made to the Company in connection with the Purchase Agreement. When the Company files the Purchase Agreement with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, it will do so to provide investors with additional information regarding its terms. Such filing is not intended to provide any other factual information about the Company, the Target or any other party to the Purchase Agreement. In particular, the representations, warranties, covenants and other agreements contained in the Purchase Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, covenants and other agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement does not purport to be a complete description. The full text of the Purchase Agreement will be available to investors at the time that the Company files a copy of the Purchase Agreement as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023.

Forward-Looking Statements

This report contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations, are forward-looking statements. When used in this report, words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the possibility that the parties will fail to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction; failure to realize the expected benefits of the transaction, including expected tax benefits, or expected synergies; difficulties in predicting results of operations of an acquired business; the cyclical nature of the Company’s access equipment, fire apparatus and refuse collection markets, which are particularly impacted by the strength of U.S. and European economies and construction seasons; risks related to the Company’s ability to successfully execute on its strategic road map and meet its long-term financial goals; and other risks, uncertainties, assumptions and other factors impacting future results of the Company. Additional information concerning these and other factors is contained in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this report. The Company assumes no obligation, and disclaims any obligation, to update information contained in this report. Investors should be aware that the Company may not update such information until the Company’s next quarterly earnings conference call, if at all.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: May 30, 2023	By:	/s/ Michael E. Pack
Michael E. Pack
Executive Vice President and
Chief Financial Officer